Exhibit 10.1

                     SECOND AMENDMENT TO LICENSE AGREEMENTS


Effective Date:  December 7, 1999

PARTIES:

Quantech, Ltd.                                       (herein called "Quantech")
a Minnesota corporation
1419 Energy Park Drive
Saint Paul, Minnesota  55108


The Perkin-Elmer Corporation                              (herein called "PE")
a New York Corporation
for its PE Biosystems Division
761 Main Avenue
Norwalk, Connecticut  06589-0001

RECITALS:

A. Quantech and PE are parties to (i) a certain agreement with an effective date of 16 December, 1997, as amended by the Amendment to License Agreements dated November 4, 1999 (the "Quantech License Agreement"), pursuant to which, among other things, Quantech granted to PE a license under the Serono Technology and Quantech Intellectual Property, and (ii) the Perkin Elmer/Quantech License Agreement with an effective date of 29 June 1998, as amended by the Amendment to License Agreements dated November 4, 1999, pursuant to which, among other things, PE granted a license to certain PE technology described in a patent application entitled "Surface Plasmon Array System" (the "PE License Agreement").

B. The parties are shareholders of NEWCO, a Minnesota corporation.

C. The parties desire to amend the Quantech License Agreement and the PE License Agreement as hereinafter set forth, and, for and in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS

1.1 Capitalized terms not defined herein shall have the definitions set forth in the Quantech License Agreement, or, in sections of this Agreement that amend the PE License Agreement, set forth in the PE License Agreement.

1.2 "Agreements" means the Quantech License Agreement and the PE License Agreement.

2. AGREEMENT TO SUBLICENSE. Quantech agrees that PE may sublicense any and all rights under the Quantech License Agreement to NEWCO.

3.       AMENDMENTS TO AGREEMENTS. The Agreements are hereby amended as follows:

         3.1 The parties acknowledge that no PE Intellectual Property arose from a joint development effort with Quantech pursuant to Section 3.1 of the Quantech License Agreement, and that Sections 3.1, 3.2 and 4.2 of the Quantech License Agreement will only be applicable in the event PE receives back from Newco any of the rights sublicensed by PE to Newco pursuant to the Perkin Elmer/Newco License and Sublicense Agreement.

         3.2 Sections 5.1 and 5.3 of the Quantech License Agreement are deleted in their entirety, so that, among other things, no minimum royalties will be required from PE.

         3.3 Section 5.4 of the Quantech License Agreement will be replaced in its entirety by the following:

                  "Status Reports. If PE or Newco as its Sublicensee shall not have begun selling Licensed Products by March 31, 2001, on or before the forty fifth (45th) day after the end of each Calendar Quarter beginning with the calendar quarter ending June 30, 2001, PE or the Sublicensee shall deliver to Quantech a Statement of Intent signed by a duly authorized employee of PE or the Sublicensee stating that PE or the Sublicensee is continuing to pursue research and development efforts with an intent to commercialize, or is continuing commercialization of, Licensed Products. The obligation to provide such quarterly Statements of Intent shall terminate upon the earlier of the sale of the first Licensed Product or payment of first royalty payment under Section 5.2. If PE or the Sublicensee shall fail to timely deliver a Statement of Intent, Quantech may notify PE and the Sublicensee of this failure. If PE or the Sublicensee fails to deliver the Statement of Intent within two months of Quantech's notice, PE's license and the Sublicensee's sublicense rights granted in Section 2 shall immediately terminate".

         3.4 Section 5.2(a) of the Quantech License Agreement is amended by inserting the following words at the beginning of the first sentence of
         Section 5.2(a), "In the event that the sublicense agreement of even date herewith between PE and Newco is terminated,".

         3.5 Section 5.2(b) of the Quantech License Agreement is amended by inserting the following words at the beginning of the first sentence of
         Section 5.2(b), "In the event that the sublicense agreement of even date herewith between PE and Newco is terminated".

         3.6 Section 3.1 of the PE License Agreement is deleted in its entirety.

         3.7 Section 4.2 of the PE License is deleted in its entirety so that no minimum royalties will be required from Quantech, effective the date of this Second Amendment to License Agreement.

4.       AGREEMENTS OTHERWISE IN FULL FORCE AND EFFECT.

Except as expressly set forth in this Amendment, the Agreements shall remain in full force and effect in accordance with their terms.

IN WITNESS WHEREOF, each of the parties has caused this agreement to be executed in the manner appropriate to each, effective as of the date first above written

Quantech, Ltd.                                 The Perkin-Elmer Corporation


By:____________________________                By:_____________________________
     Robert Case, CEO
                                               Name:___________________________

                                               Title:__________________________